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                              Janus Adviser Series

                         Supplement dated May 18, 2007
           to Currently Effective Statement of Additional Information

The following replaces in its entirety investment restriction (b) under INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS on page 4 of the Statement of Additional Information:

    (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, each Fund except Flexible Bond Fund may engage in "naked" (uncovered) short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 10% of its assets (limitation not applicable to Long/ Short Fund). Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

In addition, the following replaces the first sentence in the second paragraph under SHORT SALES on page 11 of the Statement of Additional Information:

    Each Fund, with the exception of the Risk-Managed Funds and Flexible Bond Fund, may also engage in "naked" (uncovered) short sales.